EXECUTIVE SUMMARY

Digital Risk, LLC ("Digital Risk") is a third party due diligence provider of mortgage loans.  Digital Risk has performed a review of non-performing and re-performing mortgage loan files for its client, Bayview Asset Management, LLC.  The review included "Servicing Notes," "Servicing Pay String," "Payment Data Validation," "BPO Reconciliation" and "Data Integrity" Reviews, each described below.

Loan file reviews were performed by Digital Risk in connection with two separate trades (the "Trades").  The review period of the first Trade began November 23, 2015, and concluded December 22, 2015.  The review period of the second Trade began on March 29, 2016, and concluded on April 4, 2016.

Summary of Scope:

Servicing Notes Review

Digital Risk conducted a review of servicing notes for the specified loans.  The objective of the servicing review is to identify potential key risks within servicing comments maintained for non-performing loans.  The review encompassed a minimum of 12 months of servicing note history.

Digital Risk's Servicing Notes Review included:

1.	Receive loan level servicing notes from the Servicer.

2.	Review the servicing notes for the following items:

a.	Deceased Borrower

b.	Lien Issues

c.	Litigation

d.	Potential Fraud

e.	Property Damage

f.	Title Issues

3.	Provide summary comments of the issues identified.

Servicing Pay String Review Scope (12 Month and Abbreviated)

The servicing pay string review is an independent validation of counterparty reported pay string information with discrepancies noted.  The review encompassed a minimum of 12 months or 6 months (Abbreviated) of payment history as provided by the Servicer.

Digital Risk provided a supporting summary report which displayed the review results for each loan and the Servicer provided pay string results.

Delinquencies were reported in 30 day increments ranging from 31 days delinquent through charge-off.

Payment Data Validation Review Scope

The Payment Data Validation review is performed as a standalone, or as an add-on to a Pay String Review.  The objective of the Payment Data Validation review is to validate the counterparty reported payment data against the payment history provided by the Servicer.

Payment Data Validation tested the following:

i.	Current Interest Bearing UPB

ii.	Current interest rate

iii.	Current P&I

BPO Reconciliation Scope

The objective of the BPO reconciliation scope is to identify key risk factors within the BPO provided for review.  Each BPO provided was verified to have an effective date that is less than 180 days old.

A review of the BPO was performed to evaluate the subject's characteristics and general market conditions along with external influences, including but not limited to: the subject's characteristics (property type, condition, amenities, age, GLA, site size, and location), the subject's general market conditions (market value trends, marketing time, REO saturation, and other general market characteristics), and the subject's external influences (pull aerial image of home to check for possible adverse external factors).

The BPO sales and listings were reviewed to confirm that they are reasonable substitutes for the subject property.  The BPO sales and listings were evaluated based on their: similarity to the subject's property characteristics, proximity to the subject's location and date of sale.  A comparable search was performed as of the effective date of the BPO to identify available sales from the subject's market.  The comparable search was reviewed to determine if the BPO sales and listings were the best available or if there were alternative sales that were available that were overlooked by the BPO.  The alternative sales and listings were evaluated to determine if the BPO value is reasonably supported or provide support for a lower, reconciled opinion of value.

Data Integrity Review

Digital Risk compared delivered data to information in the mortgage loan file to ascertain the accuracy and completeness of the subject database.  Any discrepancies detected were reported in a "Data Discrepancy Summary Report."

Digital Risk's Data Integrity Review included:

1.           Conduct data integrity analysis of the Servicer provided loan tape information to that of the documents in the individual non-performing mortgage loan files and identify any delta in information.

The data elements compared were:

1.	ARM/Fix
2.	Original Balance
3.	Modification Balance
4.	Modification First Pay Date
5.	Maturity Date
6.	Lien Status
7.	Original LTV
8.	Original Appraisal
9.	Loan Purpose
10.	Occupancy
11.	Note Date
12.	Original First Pay Date
13.	ARM Index
14.	First Rate Change Date
15.	First Pay Change Date
16.	Rate Adjustment Period
17.	Periodic Cap
18.	Periodic Floor
19.	ARM Margin
20.	Minimum Rate
21.	Maximum Rate
22.	Balloon Flag
23.	Borrower Last Name
24.	Property Type
25.	Property Address
26.	Property City
27.	Property State
28.	Property Zip

Summary of Results:

Servicing Notes Review

Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  A summary of the Servicing Review results is provided below.

A total of 235 Servicing Comment reviews were included within the Bayview Trade 2.  Digital Risk began the review process on March 29, 2016, and completed the Trade on April 4, 2016.  Upon completion of the Trade, a report was generated and delivered that disclosed the findings for the Servicing Comment reviews.

Of the 235 files reviewed, 157 contained no identifiable risk factors based upon the servicing comments provided.  A total of 78 files contained at least one risk factor, with some having multiple risks present within the provided servicing comments.

Summary:

Risk Factors	Findings
Deceased Borrower	18
Lien Issue	4
Litigation	0
Potential Fraud	1
Property Damage	10
Title Issues	5
Other	67

Total Risk Factors	105

Pay String Review:

Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  A summary of the Pay String Review results is provided below.

A total of 1,917 Pay String reviews were included within the Bayview Trade 2.  Of the 1,917 Pay String reviews performed, 1,582 Pay String reviews encompassed a 12 month review and 335 Pay String reviews encompassed a 6 month (abbreviated) review.  Digital Risk began the review process on March 29, 2016, and completed the Trade on April 4, 2016.  Upon completion of the Trade, a report was generated and delivered that disclosed the findings for the Pay String reviews.

Review Type	Status	Loan Count
Pay String Review (12 Month)	Complete	1582
Pay String Review (Abbreviated)	Complete	335

Payment Data Validation Review:

Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  A summary of the Payment Data Validation Review results is provided below.

Digital Risk performed Payment Data Validation reviews on 478 loans utilizing payment history reports provided by the servicer(s) of the loans.  Digital Risk began the review process on March 29, 2016, and completed the Trade on April 4, 2016.  Upon completion of the Trade, a report was generated and delivered that disclosed the findings for the Payment Data Validation reviews.

Review Type	Status	Loan Count
Payment Data Validation Review (Add On)	Complete	278
Payment Data Validation Review (Standalone)	Complete	200

BPO Reconciliation Summary

Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.  The review process began on November 23, 2015, concluding December 22, 2015, and March 29, 2016, concluding April 4, 2016.

Summary:

Review Type	Status	Loan Count
BPO Recon	Complete	475

BPO Recon Review Summary:

Digital Risk performed a review on 475 loans BPOs provided by the servicer(s) in order to review the document and the final value supplied.

Of the 475 files reviewed, 472 had values that were supported.  A total of 3 files were found to have value variances.  Those individual variances were 11%, 25% and 27%.

Data Integrity Review

Determination of the sample size for the original bulk transaction populations by scope was performed by Digital Risk as requested by Bayview.

Digital Risk completed a total of 479 Data Integrity Reviews.  The review process began on November 23, 2015 and completed the initial reviews of the Trade on December 22, 2015.  Upon completion of the Trade, a report was generated and delivered that disclosed all of the discrepancies between the seller tape data and the review data completed were cleared by Digital Risk.

The summary of the results are as follows:

Field	Count of Loans	Percent of Population
ARM Index	1	0.18%
ARM Margin	2	0.36%
ARM/Fix	2	0.36%
Balloon Flag	2	0.36%
Borrower Last Name	1	0.18%
Current Maturity Date	16	2.86%
First Pay Chg Date	2	0.36%
First Rate Change Date	2	0.36%
Lien Status	2	0.36%
Loan Purpose	44	7.86%
Max Rate	2	0.36%
Min Rate	2	0.36%
Mod First Pay Date	70	12.49%
Modification Balance	81	14.46%
Note Date	16	2.86%
Occupancy	40	7.14%
Orig Appr	39	6.96%
Orig Bal	1	0.18%
Orig First Pay Date	9	1.61%
Orig LTV	44	7.86%
Period Cap	2	0.36%
Period Floor	2	0.36%
Prop Address	37	6.61%
Prop City	34	6.06%
Prop State	34	6.06%
Prop Zip	36	6.42%
Property Type	35	6.25%
Rate Adj Period	2	0.36%
Grand Total	560	100.00%